Exhibit 10.10.3

RESTRICTED STOCK UNIT GRANT NOTICE UNDER THE FINANCE OF AMERICA

COMPANIES INC. 2021 OMNIBUS INCENTIVE PLAN

(Non-Employee Director Restricted Stock Units)

Finance of America Companies Inc., a Delaware corporation (the “Company”), pursuant to its 2021 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), hereby grants to the Participant set forth below, the number of Restricted Stock Units set forth below. The Restricted Stock Units are subject to all of the terms and conditions as set forth herein, in the Restricted Stock Unit Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:	[●]

Date of Grant:	[●]

Vesting Reference Date	[●]

Number of Restricted Stock Units:	[●]

Vesting Schedule:	Provided the Participant has not undergone a Termination prior to the applicable vesting date (or event), 100% of the Restricted Stock Units will vest on the earlier of (i) the first anniversary of the Vesting Reference Date and (ii) the first regularly scheduled annual meeting of the stockholders of the Company following the Date of Grant; provided, however, that in the event of a Change in Control prior to the vesting date (or event) and provided Participant has not undergone a Termination prior to such Change in Control, such Participant shall fully vest in such Participant’s Restricted Stock Units to the extent not then vested or previously forfeited or cancelled.

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THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS RESTRICTED STOCK UNIT GRANT NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS RESTRICTED STOCK UNIT GRANT NOTICE, THE RESTRICTED STOCK UNIT AGREEMENT AND THE PLAN. THE RESTRICTED STOCK UNITS SHALL BE FORFEITED FOR NO CONSIDERATION AS OF THE THIRTIETH (30TH) DAY FOLLOWING THE DATE OF GRANT IN THE EVENT THE UNDERSIGNED PARTICIPANT DOES NOT EXECUTE AND RETURN A COPY OF THIS RESTRICTED STOCK UNIT GRANT NOTICE TO THE COMPANY WITHIN THIRTY (30) DAYS FOLLOWING THE DATE OF GRANT.

FINANCE OF AMERICA COMPANIES INC.		PARTICIPANT

By:	[●]	[●]
Title:	[●]